Exhibit 4.6

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                         COMCAST CORPORATION, as Issuer


                        THE CABLE GUARANTORS PARTY HERETO

                                       and

                        THE BANK OF NEW YORK, as Trustee


                                    INDENTURE


                                 Dated as of [ ]


                              --------------------


                          Subordinated Debt Securities


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Certain Terms Defined...........................................1


                                    ARTICLE 2
                                   SECURITIES

Section 2.01.  Forms Generally................................................12
Section 2.02.  Form of Trustee's Certification of Authentication..............12
Section 2.03.  Amount Unlimited; Issuable in Series...........................13
Section 2.04.  Authentication and Delivery of Securities......................14
Section 2.05.  Execution of Securities........................................16
Section 2.06.  Certificate of Authentication..................................16
Section 2.07.  Denomination and Date of Securities; Payments of Interest......16
Section 2.08.  Registration, Transfer and Exchange............................17
Section 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities......20
Section 2.10.  Cancellation of Securities; Destruction Thereof................21
Section 2.11.  Temporary Securities...........................................22
Section 2.12.  Computation of Interest........................................22
Section 2.13.  Cusip Numbers..................................................22


                                    ARTICLE 3
          COVENANTS OF THE ISSUER, THE CABLE GUARANTORS AND THE TRUSTEE

Section 3.01.  Payment of Principal and Interest..............................22
Section 3.02.  Offices for Payments, etc......................................23
Section 3.03.  Paying Agents..................................................24
Section 3.04.  Certificate of the Issuer......................................25
Section 3.05.  Securityholders Lists..........................................25
Section 3.06.  Reports by the Issuer..........................................26
Section 3.07.  Corporate Existence............................................26
Section 3.08.  Restrictions on Mergers, Sales and Consolidations..............26
Section 3.09.  Further Assurances.............................................27
Section 3.10.  Limitation on Liens............................................27
Section 3.11.  Limitation on Sale and Leaseback Transactions..................27


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                                    ARTICLE 4
         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 4.01.  Event of Default Defined; Acceleration of Maturity; Waiver
               of Default.....................................................27
Section 4.02.  Collection of Indebtedness by Trustee; Trustee May Prove Debt..30
Section 4.03.  Application of Proceeds........................................32
Section 4.04.  Suits for Enforcement..........................................33
Section 4.05.  Restoration of Rights on Abandonment of Proceedings............33
Section 4.06.  Limitations on Suits by Securityholder.........................34
Section 4.07.  Unconditional Right of Securityholders to Institute
               Certain Suits..................................................34
Section 4.08.  Powers and Remedies Cumulative; Delay or Omission Not Waiver
               of Default.....................................................34
Section 4.09.  Control by Securityholders.....................................35
Section 4.10.  Waiver of Past Defaults........................................35
Section 4.11.  Trustee to Give Notice of Default, But May Withhold in Certain
               Circumstances..................................................36
Section 4.12.  Right of Court to Require Filing of Undertaking to Pay Costs...36


                                    ARTICLE 5
                             CONCERNING THE TRUSTEE

Section 5.01.  Duties and Responsibilities of the Trustee; During Default;
               Prior to Default...............................................36
Section 5.02.  Certain Rights of the Trustee..................................38
Section 5.03.  Trustee Not Responsible for Recitals, Disposition of
               Securities or Application of Proceeds Thereof..................40
Section 5.04.  Trustee and Agents May Hold Securities; Collections, etc.......40
Section 5.05.  Moneys Held by Trustee.........................................40
Section 5.06.  Compensation and Indemnification of Trustee and Its
               Prior Claim....................................................40
Section 5.07.  Right of Trustee to Rely on Officers' Certificate, etc.........41
Section 5.08.  Persons Eligible for Appointment as Trustee....................41
Section 5.09.  Resignation and Removal; Appointment of Successor Trustee......42
Section 5.10.  Acceptance of Appointment by Successor.........................43
Section 5.11.  Merger, Conversion, Consolidation or Succession to
               Business of Trustee............................................44
Section 5.12.  Reports to the Trustee.........................................44


                                    ARTICLE 6
                         CONCERNING THE SECURITYHOLDERS

Section 6.01.  Evidence of Action Taken by Securityholders....................45


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Section 6.02.  Proof of Execution of Instruments and of Holding of
               Securities; Record Date........................................45
Section 6.03.  Holders to Be Treated as Owners................................46
Section 6.04.  Securities Owned by Issuer Deemed Not Outstanding..............46
Section 6.05.  Right of Revocation of Action Taken............................47


                                    ARTICLE 7
                             SUPPLEMENTAL INDENTURES

Section 7.01.  Supplemental Indentures Without Consent of Securityholders.....47
Section 7.02.  Supplemental Indentures With Consent of Securityholders........49
Section 7.03.  Effect of Supplemental Indenture...............................50
Section 7.04.  Documents to Be Given to Trustee...............................51
Section 7.05.  Notation on Securities in Respect of Supplemental Indentures...51


                                    ARTICLE 8
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 8.01.  Issuer May Consolidate, etc., on Certain Terms.................51
Section 8.02.  Successor Corporation Substituted..............................52


                                    ARTICLE 9
                             DISCHARGE OF INDENTURE

Section 9.01.  Defeasance Within One Year of Payment..........................52
Section 9.02.  Defeasance.....................................................53
Section 9.03.  Covenant Defeasance............................................55
Section 9.04.  Application of Trust Money.....................................56
Section 9.05.  Repayment to Issuer............................................56


                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

Section 10.01. Incorporators, Stockholders, Officers and Directors
               Exempt from Individual Liability...............................57
Section 10.02. Provisions of Indenture for the Sole Benefit of
               Parties and Securityholders....57
Section 10.03. Successors and Assigns of Issuer Bound by Indenture............57
Section 10.04. Notices and Demands on Issuer, Trustee and Securityholders.....57
Section 10.05. Officers' Certificates and Opinions of Counsel;
               Statements to Be Contained Therein.............................58
Section 10.06. Payments Due on Saturdays, Sundays and Holidays................59
Section 10.07. Conflict of Any Provision of Indenture with Trust
               Indenture Act of 1939..........................................59
Section 10.08. New York Law to Govern.........................................59


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Section 10.09. Counterparts...................................................59
Section 10.10. Effect of Headings.............................................60


                                  ARTICLE 11
                  REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 11.01. Applicability of Article.......................................60
Section 11.02. Notice of Redemption; Partial Redemptions......................60
Section 11.03. Payment of Securities Called for Redemption....................61
Section 11.04. Exclusion of Certain Securities from Eligibility for
               Selection for Redemption.......................................62
Section 11.05. Mandatory and Optional Sinking Funds...........................62
Section 11.06. Conversion Arrangement on Call for Redemption..................65


                                   ARTICLE 12
                           SUBORDINATION OF SECURITIES

Section 12.01. Agreement of Subordination.....................................66
Section 12.02. Payments to Securityholders....................................66
Section 12.03. Subrogation of Securities......................................68
Section 12.04. Authorization by Securityholders...............................69
Section 12.05. Notice to Trustee..............................................69
Section 12.06. Trustee's Relation to Senior Indebtedness......................70
Section 12.07. No Impairment of Subordination.................................70
Section 12.08. Rights of Trustee..............................................71


                                  ARTICLE 13
                           CONVERSION OF SECURITIES

Section 13.01. Applicability of Article.......................................71
Section 13.02. Right of Securityholders to Convert Securities.................71
Section 13.03. Issuance of Shares of Capital Stock on Conversion..............72
Section 13.04. No Payment or Adjustment for Interest or Dividends.............73
Section 13.05. Adjustment of Conversion Rate..................................73
Section 13.06. No Fractional Shares to Be Issued..............................78
Section 13.07. Preservation of Conversion Rights Upon
               Consolidation, Merger, Sale or Conveyance......................78
Section 13.08. Notice to Security Holders of a Series Prior to
               Taking Certain Types of Action.................................79
Section 13.09. Covenant to Reserve Shares for Issuance on
               Conversion of Securities.......................................80
Section 13.10. Compliance with Governmental Requirements......................80
Section 13.11. Payment of Taxes Upon Certificates for Shares
               Issued Upon Conversion.........................................80
Section 13.12. Trustee's Duties with Respect to Conversion Provisions.........81

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                                   ARTICLE 14
                                   GUARANTEES

Section 14.01. The Cable Guarantees...........................................81
Section 14.02. Guarantee Unconditional........................................82
Section 14.03. Discharge; Reinstatement.......................................82
Section 14.04. Waiver by the Cable Guarantors.................................83
Section 14.05. Subrogation and Contribution...................................83
Section 14.06. Stay of Acceleration...........................................83
Section 14.07. Limitation on Amount of Cable Guarantee........................83
Section 14.08. Execution and Delivery of Cable Guarantee......................83
Section 14.09. Release of Cable Guarantee.....................................84













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     THIS INDENTURE, dated as of [ ], among COMCAST CORPORATION, a Pennsylvania corporation (the "Issuer"), the Cable Guarantors party hereto and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").


                              W I T N E S S E T H:

     WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture;

     WHEREAS, the Cable Guarantors party hereto have duly authorized the execution and delivery of the Indenture as guarantors of the Securities, and each Cable Guarantor has done all things necessary to make the Cable Guarantees, when the Securities are executed by the Issuer and authenticated and delivered by the Trustee and duly issued by the Issuer, the valid obligations of such Cable Guarantor as hereinafter provided; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done.

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer, the Cable Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                    Article 1
                                   DEFINITIONS

     Section 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, as amended, including terms defined therein by reference to the Securities Act of 1933, as amended, (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to


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such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with GAAP. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Authorized Newspaper" means a newspaper in the English language or in an official language of the country of publication, customarily printed on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. If, because of temporary suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or impracticable to make any publication of any notice required by this Indenture in the manner herein provided, such publication or other notice in lieu thereof which is made at the written direction of the Issuer by the Trustee shall constitute a sufficient publication of such notice.

     "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

     "Business Day" means, with respect to any Security, a day that in the city (or in all of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.

     "Cable Guarantee" means the guarantee of the Securities by a Cable Guarantor pursuant to this Indenture.

     "Cable Guarantor" means each of Comcast Cable Communications, Inc., Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC and Comcast MO Group, Inc., in each case excluding such entities' Subsidiaries and unless and until such Cable Guarantor is released from its Cable Guarantee pursuant to this Indenture.

     "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal, or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligation" is defined to mean the rental obligations, as aforesaid, under such lease.

     "Capital Stock" means, with respect to any Person, including the Issuer, any and all shares, interests, participations or other equivalents (however


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designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock and Preferred Stock.

     "Class A Common Stock" means the Class A Common Stock, $0.01 par value, of the Issuer.

     "Class A Special Common Stock" means the Class A Special Common Stock, $0.01 par value, of the Issuer.

     "Closing Price" on any day when used with respect to any class of Capital Stock means (i) if the stock is then listed or admitted to trading on a national securities exchange in the United States, the last reported sale price, regular way, for the stock as reported in the consolidated transaction or other reporting system for securities listed or traded on such exchange, or (ii) if the stock is listed on the National Association of Securities Dealers, Inc. Automated Quotations System National Market System (the "NASDAQ National Market System"), the last reported sale price, regular way, for the stock, as reported on such list, or (iii) if the stock is not so admitted for trading on any national securities exchange or the NASDAQ National Market System, the average of the last reported closing bid and asked prices reported by the National Association of Securities Dealers, Inc. Automated Quotations System as furnished by any member in good standing of the National Association of Securities Dealers, Inc., selected from time to time by the Issuer for that purpose or as quoted by the National Quotation Bureau Incorporated. In the event that no such quotation is available for any day, the Board of Directors shall be entitled to determine in good faith the current market price on the basis of such quotations as it considers appropriate.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, Floor 8W, New York, NY 10286,
Attention: Corporate Trust Administration.


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     "Currency Agreement" means any foreign exchange contract, currency swap agreement, or other similar agreement or arrangement designed to protect against the fluctuation in currency values.

     "Default" means any Event of Default as defined in Section 4.01 and any event that is, or after notice or passage of time or both would be, an Event of Default.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

     "Event of Default" means any event or condition specified as such in
Section 4.01.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of determination, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations contained in this Indenture shall be computed in conformity with GAAP applied on a consistent basis.

     "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

               (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities, or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

               (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment


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          thereof or to protect such obligee against loss in respect thereof (in whole or in part);

     Provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder", "holder of Securities", "Securityholder" or other similar terms mean the registered holder of any Security.

     "Indebtedness" means, with respect to any Person at any date of determination (without duplication):

               (a) all indebtedness of such Person for borrowed money;

               (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, in each case, for value received or settlement of claims;

               (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto);

               (d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

               (e) all obligations of such Person as lessee under Capitalized Leases;

               (f) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of:

                    (i) the fair market value of such asset at such date of
               determination; and

                    (ii) the amount of such Indebtedness;

               (g) all Indebtedness of other Persons to the extent Guaranteed by such Person; and

               (h) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements.


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     Notwithstanding the foregoing, in no event shall the term "Indebtedness" be deemed to include letters of credit or bonds that secure performance or surety bonds or similar instruments that are issued in the ordinary course of business.

     The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided:

          (a) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP; and

          (b) that Indebtedness shall not include any liability for federal, state, local, or other taxes.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

     "Interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

     "Interest Rate Agreements" means any obligations of any Person pursuant to any interest rate swaps, caps, collars, and similar arrangements providing protection against fluctuations in interest rates. For purposes of the Indenture, the amount of such obligations shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such obligation had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount so determined, plus any premium due upon default by such Person.

     "Issuer" means (except as otherwise provided in Article 5) Comcast Corporation, a Pennsylvania corporation, and, subject to Article 8, its successors and assigns.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of


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preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Indenture, the Issuer or any Cable Guarantor shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Obligor" means each of the Issuer and each Cable Guarantor, in each case excluding such entities' Subsidiaries (other than the Issuer and the Cable Guarantors).

     "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors or the president or any vice president and by the treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.05.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.05, if and to the extent required hereby.

     "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 4.01.

     "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 6.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to


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     be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

     In determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.01.

     "Permitted Liens" means (a) any Lien on any asset incurred prior to the date of this Indenture; (b) any Lien on any assets acquired after the date of this Indenture (including by way of merger or consolidation) by the Issuer or any Cable Guarantor, which Lien is created, incurred or assumed contemporaneously with such acquisition, or within 270 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or any Lien upon any assets acquired after the date of this Indenture existing at the time of such acquisition (whether or not assumed by the Issuer or any Cable Guarantor), provided that any such Lien shall attach only to the assets so acquired; (c) any Lien on any assets in favor of the Issuer or any Cable Guarantor; (d) any Lien on assets incurred in connection with the issuance of tax-exempt governmental obligations (including, without limitation, industrial revenue bonds and similar financing); (e) any Lien granted by any Cable Guarantor on assets to the extent limitations on the incurrence of such Liens are prohibited by any agreement to which such Cable Guarantor is subject as of the date of this Indenture; and (f) any renewal of or substitution for any Lien permitted by any of the preceding clauses, including any Lien securing reborrowing of amounts previously secured within 270 days of the repayment thereof, provided that no such renewal or substitution shall extend to any assets other than the assets covered by the Lien being renewed or substituted.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.


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     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

     "Principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

     "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.04, and bearing the legend prescribed in Section 2.04.

     "Registered Security" means any Security registered on the register maintained by the Issuer pursuant to Section 2.08.

     "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Issuer or a Cable Guarantor of any property, whether owned by the Issuer or such Cable Guarantor at the date of the original issuance of any series of Securities or later acquired, which has been or is to be sold or transferred by the Issuer or such Cable Guarantor to such Person or to any other Person by whom funds have been or are to be advanced on the security of such property. Notwithstanding the foregoing no arrangement shall be deemed a "Sale and Leaseback Transaction" if (a) the lease is for a period of not in excess of three years, including renewal of rights; (b) the lease secures or relates to industrial revenue or similar financing; (c) the transaction is solely between the Issuer and a Cable Guarantor or between or among Cable Guarantors; or (d) the Issuer or such Cable Guarantor, within 270 days after the sale is completed, applies an amount equal to or greater than (i) the net proceeds of the sale of the assets or part thereof leased or (ii) the fair market value of the assets or part thereof leased (as determined in good faith by Board of Directors) either to (A) the retirement (or open market purchase) of Securities, other long-term Indebtedness of the Issuer ranking on a parity with or senior to each series of Securities or long-term Indebtedness of a Cable Guarantor; or (B) the purchase by the Issuer or any Cable Guarantor of other property, plant or equipment related to the business of the

Issuer or any Cable Guarantor having a value at least equal to the value of the assets or part thereof leased.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

     "Senior Indebtedness" of the Issuer or a Cable Guarantor, as the case may be, means the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

          (a) all indebtedness of such Person for money borrowed (including any indebtedness secured by a mortgage, conditional sales contract or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another or (ii) existing on property at the time of acquisition thereof);

          (b) all indebtedness of such Person evidenced by notes, debentures, bonds or other securities sold by such Person for money;

          (c) all lease obligations of such Person which are capitalized on the books of such Person in accordance with generally accepted accounting principles;

          (d) all indebtedness of others of the kinds described in either of the preceding clauses (a) or (b) and all lease obligations of others of the kind described in the preceding clause (c) assumed by or guaranteed in any manner by such Person or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise; and

          (e) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (a), (b) and (d) and all renewals or extensions of lease obligations of the kinds described in either of the preceding clauses (c) and (d);

unless, in the case of any particular indebtedness, lease, renewal, extension or refunding, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension or refunding is not superior in right of payment to the Securities or the Cable Guarantees, as the case may be.

     "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of all votes represented by all classes of outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article 5, shall also include any successor trustee.

     "Trust Indenture Act of 1939" (except as otherwise provided in Sections
7.01 and 7.02) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

     "UCC" means the Uniform Commercial Code, as in effect in each applicable jurisdiction.

     "Unregistered Security" means any Security other than a Registered
Security.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "Vice president" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

     "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "Wholly-Owned" is defined to mean, with respect to any Subsidiary of any person, such Subsidiary if all of the outstanding common stock or other similar equity ownership interests (but not including preferred stock) in such Subsidiary (other than any director's qualifying shares or investments by foreign nationals mandated by applicable law) is owned directly or indirectly by such person.

     "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.


                                   Article 2
                                   SECURITIES

     Section 2.01. Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities. The Issuer shall furnish any such legends to the Trustee in writing.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Section 2.02. Form of Trustee's Certification of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                                 as Trustee
                                            By:
                                                --------------------------------
                                                Authorized Signatory

     SECTION 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.11 or 13.03);

          (c) the date or dates on which the principal of the Securities of the series is payable;

          (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (e) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.02);

          (f) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

          (g) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (h) the obligation, if any, of the Issuer to permit the conversion of the Securities of such series into Class A Common Stock or Class A

     Special Common Stock, or a combination thereof, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period and any other provision in addition to or in lieu of those set forth in this Indenture relative to such obligation);

          (i) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

          (j) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section
     4.01 or provable in bankruptcy pursuant to Section 4.02;

          (k) if the Securities of the series are issuable in whole or in part as one or more Registered Global Securities, the identity of the Depositary for such Registered Global Security or Securities;

          (l) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

          (m) any trustees, authenticating or paying agents, transfer agents or registrar or any other agents with respect to the Securities of such series.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

     Section 2.04. Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Issuer, such order to be signed by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (b) by its treasurer or any assistant treasurer, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall receive, and (subject to Section 5.01) shall be fully protected in relying upon:

          (a) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause Section 2.04(b) below;

          (b) a copy of any resolution or resolutions of the Board of Directors relating to such series, in each case certified by the secretary or an assistant secretary of the Issuer;

          (c) an executed supplemental indenture, if any, and the documentation required to be delivered pursuant to Section 7.04;

          (d) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.01 and 2.03, respectively and prepared in accordance with Section 10.05;

          (e) an Opinion of Counsel, prepared in accordance with Section 10.05, to the effect

               (i) that the form or forms and terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.01 and 2.03 in conformity with the provisions of this Indenture; and

               (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability.

     If the Issuer shall establish pursuant to Section 2.03 that the Securities of a series or a portion thereof are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute (in accordance with Section 2.05) and the Trustee shall authenticate and make available for delivery one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued in such form and not yet canceled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this

Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Section 2.05. Execution of Securities. The Securities shall be signed on behalf of the Issuer by the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president or its treasurer or any assistant treasurer, under its corporate seal and attested by its secretary or any assistant secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     Section 2.06. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     Section 2.07. Denomination and Date of Securities; Payments of Interest. The Securities shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine as evidenced by the execution and authentication thereof.

     Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.03.

     The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

     Section 2.08. Registration, Transfer and Exchange. The Issuer will keep or cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.02 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section
3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to
Section 2.03, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such

Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise established pursuant to Section 2.03, such Unregistered Securities may be exchanged for Unregistered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     All Registered Securities presented for registration of transfer, exchange, redemption, conversion or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

     The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

     Notwithstanding any other provision of this Section 2.08, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for any Registered Global Securities of any series notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Global Securities or if at any time the Depositary for such Registered Global Securities shall no longer be eligible under applicable law, the Issuer shall appoint a successor Depositary eligible under applicable law with respect to such Registered Global Securities. If a successor Depositary eligible under applicable law for such Registered Global Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Trustee, upon receipt of the Issuer's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and make available for delivery Registered Securities of such series and tenor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

     The Issuer may at any time and in its sole discretion determine that any Registered Global Securities of any series shall no longer be maintained in global form. In such event, or in the event that there shall have occurred and be continuing an Event of Default with respect to a series of Securities, the Issuer will, upon the request of any Holder, execute, and the Trustee, upon receipt of the Issuer's order for the authentication and delivery of definitive Registered Securities of such series and tenor, will authenticate and make available for delivery, Registered Securities of such series and tenor in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Securities, in exchange for such Registered Global Securities.

     Any time the Registered Securities of any series are not in the form of Registered Global Securities pursuant to the preceding two paragraphs, the Issuer agrees to supply the Trustee with a reasonable supply of certificated Registered Securities without the legend required by Section 2.04 and the Trustee agrees to hold such Registered Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

     If established by the Issuer pursuant to Section 2.03 with respect to any Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Registered Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, without service charge,

          (i) to the Person specified by such Depositary new Registered Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

          (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

     Registered Securities issued in exchange for a Registered Global Security pursuant to this Section 2.08 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws. The Trustee and any such agent shall be entitled to rely on an Officers' Certificate or an Opinion of Counsel in determining such result.

     Neither the Registrar nor the Issuer shall be required (i) to issue, authenticate, register the transfer of or exchange Securities of any series for a period of 15 days before the mailing of a notice of redemption of such Securities to be redeemed or (ii) to register the transfer of or exchange any Security selected for redemption in whole or in part.

     Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated or defaced and shall be surrendered to the Trustee, the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security. If the Holder of any Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the lost, destroyed or wrongfully taken Security, if the applicant so requests before the Issuer has notice that the Security has been acquired by a protected purchaser, and the applicant furnishes to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and the applicant satisfies other reasonable requirements imposed by the Issuer.

     Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or wrongful taking, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or wrongful taking of such Security and of the ownership thereof.

     Every substitute Security of any series issued pursuant to the provisions of this section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or wrongfully taken Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or wrongfully taken Securities and shall preclude any and all other rights or remedies.

     Section 2.10. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Securities held by it in accordance with the record retention policies of the Trustee in effect from time to time and, if such canceled certificates are destroyed, shall deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

     Section 2.12. Computation of Interest. Except as otherwise specified in the Securities of a series, interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     Section 2.13. Cusip Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will notify the Trustee of any change in the "CUSIP" numbers.


                                   Article 3
          COVENANTS OF THE ISSUER, THE CABLE GUARANTORS AND THE TRUSTEE

     Section 3.01. Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

     Notwithstanding any provisions of this Indenture and the Securities of any series to the contrary, if the Issuer and a Holder of any Registered Security so agree or if expressly provided pursuant to Section 2.03, payments of interest on, and any portion of the Principal of, such Holder's Registered Security (other than interest payable at maturity or on any redemption or repayment date or the final payment of Principal on such Security) shall be made by the paying agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the paying agent) or the Issuer, directly to the Holder of such Security (by wire transfer of Federal funds or immediately available funds or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and, in the case of payments of Principal, surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 3.01 unless a new instruction is delivered 15 days prior to a payment date. The Issuer will indemnify and hold each of the Trustee and any paying agent harmless against any loss, liability or expense (including attorneys' fees and expenses) resulting from any act or omission to act on the part of the Issuer or any such Holder in connection with any such agreement or from making any payment in accordance with any such agreement.

     Section 3.02. Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York an office or agency (a) where the Securities may be presented for payment, (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, (c) where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served and (d) for Securities of each series that is convertible, where such Securities may be presented for conversion. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with
Section 2.03, the Issuer hereby initially designates the Corporate Trust Office of Trustee as the office to be maintained by it for each such purpose. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

     Section 3.03. Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series or of the Trustee,

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

          (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause 3.03(b) above.

     The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

     If the Issuer shall act as its own paying agent with respect to the Securities of any Series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

     Whenever the Issuer shall have one or more paying agents for any series of Securities, it will, on or before each due date of the principal of or interest on any Securities of such series, deposit with the paying agent or agents for the Securities of such series a sum, by 10:00 a.m. New York City time in immediately available funds on the payment date, sufficient to pay the principal or interest so becoming due with respect to the Securities of such series, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee in writing of any failure so to act.

     Anything in this section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this section is subject to the provisions of
Section 9.05.

     Section 3.04. Certificate of the Issuer. Within 120 days after the close of the fiscal year ended December 31, 2002, and within 120 days after the close of each fiscal year thereafter, the Issuer will furnish to the Trustee a brief certificate (which need not comply with Section 10.05) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

     At the time such certificate is filed, the Issuer will also file with the Trustee a letter or statement of the independent accountants who shall have certified the financial statements of the Issuer for its preceding fiscal year to the effect that, in making the examination necessary for certification of such financial statements, they have obtained no knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, which default remains uncured at the date of such letter or statement, or, if they shall have obtained knowledge of any such uncured default, specifying in such letter or statement such default or defaults and the nature and status thereof, it being understood that such accountants shall not be liable directly or indirectly for failure to obtain knowledge of any such default or defaults, and that nothing contained in this Section 3.04 shall be construed to require such accountants to make any investigation beyond the scope required in connection with such examination.

     Section 3.05. Securityholders Lists. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities of such series pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 10 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing Securities in each year, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 10 days prior to the time such information is furnished.

     Section 3.06. Reports by the Issuer. The Issuer covenants to:

     (a) file, whether or not required to do so by applicable law, with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file with the Commission, annual reports, information, documents and other reports pursuant to either Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, then the Issuer will file with the Trustee and will file with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations;

     (c) transmit to the Securityholders, in the manner and to the extent provided in Section 10.04, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of subdivisions (a) and (b) of this Section 3.06 as may be required by the rules and regulations of the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     Section 3.07. Corporate Existence. So long as any of the Securities remain unpaid, the Issuer will at all times (except as otherwise provided or permitted elsewhere in this Indenture) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     Section 3.08. Restrictions on Mergers, Sales and Consolidations. So long as any of the Securities remain unpaid, the Issuer will not consolidate or merge with or sell, convey or lease all or substantially all of its property to any other corporation except as permitted in Article 8 hereof.

     Section 3.09. Further Assurances. From time to time whenever requested by the Trustee, the Issuer will execute and deliver such further instruments and assurances and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Indenture or to secure the rights and remedies hereunder of the holders of the Securities of any series.

     Section 3.10. Limitation on Liens. Neither the Issuer nor any Cable Guarantor shall create, incur or assume any Lien (other than any Permitted Lien) on such Person's assets, including the Capital Stock of its Wholly Owned Subsidiaries, to secure the payment of Indebtedness of the Issuer or any Cable Guarantor that are pari passu with or subordinated in right of payment to the Securities or the Cable Guarantees, unless the Issuer secures the Outstanding Securities equally and ratably with (or prior to) all Indebtedness secured by such Lien, so long as such Indebtedness shall be so secured.

     Section 3.11. Limitation on Sale and Leaseback Transactions. Neither the Issuer nor any Cable Guarantor shall enter into any Sale and Leaseback Transaction involving any of such Person's assets, including the Capital Stock of its Wholly Owned Subsidiaries.


                                   Article 4
         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

     SECTION 4.01. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default by any Obligor in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default by an Obligor in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

          (c) default by an Obligor in the performance, or breach by any Obligor, of any of its covenants or agreements in respect of the Securities of such series (other than a covenant or agreement in respect of the

     Securities of such series a default in whose performance or whose breach is elsewhere in this section specifically dealt with), and continuance of such default or breach for a period of 30 consecutive days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Obligor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of any Obligor or for any substantial part of such party's property and assets or ordering the winding up or liquidation of any Obligor's affairs, and such decree or order shall remain unstayed and in effect for a period of 180 consecutive days; or

          (e) any Obligor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of such party or for any substantial part of such party's property, or make any general assignment for the benefit of creditors; or

          (f) any Cable Guarantee shall not be (or claimed by any Cable Guarantor not to be) in full force and effect; or

          (g) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.

     If an Event of Default described in clauses 4.01(a), 4.01(b), 4.01(c), 4.01(f), or 4.01(g) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of any affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses 4.01(d) or 4.01(e) occurs and is continuing, then the principal amount of all the Securities then outstanding and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee, to the full extent permitted by applicable law.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the holders of a majority in aggregate principal amount of all the then outstanding Securities of all such series that have been accelerated, each such series voting as a separate class, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     Section 4.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise--then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered holders, whether or not the principal of and interest on the Securities of such series be overdue.

     In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.

     Section 4.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.06;

          SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or yield to maturity, without preference or priority of principal over interest or yield to maturity, or of interest or yield to maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or yield to maturity; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

     Section 4.04. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may proceed to protect and enforce the rights vested in it by this Indenture, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 4.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, any Cable Guarantors and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, any Cable Guarantors, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 4.06. Limitations on Suits by Securityholder. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in respect of such Event of Default in its own name as trustee hereunder and shall have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.09; it being understood and intended, and being expressly covenanted by the Holder of every Security with every other Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 4.07. Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of, premium, if any, or interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 4.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 4.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 4.06, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Section 4.09. Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction.

     Nothing in this Indenture shall impair the right of the Trustee to take any action which is not inconsistent with such direction or directions by Securityholders.

     Section 4.10. Waiver of Past Defaults. Prior to a declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 4.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (each such series voting as a separate class) may on behalf of the Holders of all the Securities of such series waive an existing default or Event of Default, except a default in the payment of Principal of or interest on any Security as specified in clauses (a) or (b) of Section 4.01 or in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Holder affected as provided in. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.
Section 4.11. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall give to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults known to Responsible Officers of the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking or purchase fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

     Section 4.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, to any suit instituted by a Holder pursuant to Section 4.07.


                                   Article 5
                             CONCERNING THE TRUSTEE

     Section 5.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (a) Prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this subsection (b) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     The provisions of this Section 5.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

     Whether or not therein expressly provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.01.

     Section 5.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in connection with such request, order or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered or omitted in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee may request that the Issuer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Securities or the Cable Guarantees. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     Section 5.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     Section 5.05. Moneys Held by Trustee. All moneys received by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     Section 5.06. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing from time to time by the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may arise from its negligence or bad faith. The Issuer also covenants and agrees to indemnify the Trustee and each predecessor

Trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability (whether asserted by the Issuer, a Cable Guarantor, a Holder or any other Person) in the premises, except to the extent such loss, liability or expense is due to the negligence or bad faith of the Trustee or such predecessor Trustee. The obligations of the Issuer under this section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim and lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim. The parties agree that if the Trustee renders services following an Event of Default under Section 4.01(d) or (e), compensation for such services is intended to constitute administrative expense under any bankruptcy law.

     Section 5.07. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 5.08. Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939 and which has, or is a Wholly-Owned Subsidiary, directly or indirectly of a bank holding company which has, a combined capital and surplus of $50,000,000. If such corporation or holding company publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Section 5.09. Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 4.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

     (b) In case at any time any of the following shall occur:

          (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

          (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a

Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer the evidence provided in Section 6.01 of the action in that regard taken by the Securityholders.

     (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

     Section 5.10. Acceptance of Appointment by Successor. Any successor Trustee appointed as provided in Section 5.09 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 5.06, pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.06.

     If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts under separate indentures.

     Upon acceptance of appointment by any successor Trustee as provided in this
Section 5.10, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any series for which such successor Trustee is acting as Trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.09. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

     Section 5.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 5.12. Reports to the Trustee. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.


                                   Article 6
                         CONCERNING THE SECURITYHOLDERS

     Section 6.01. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

     Section 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved by the certificate of any notary public or other officer authorized to take acknowledgment of deeds, that the Person executing such instrument acknowledged to such notary public or other such officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary public or other officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

     Section 6.03. Holders to Be Treated as Owners. Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     Section 6.04. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities as to which the Trustee has received written notice are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     Section 6.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.


                                   Article 7
                             SUPPLEMENTAL INDENTURES

     Section 7.01. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors certified to the Trustee, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article 8;

     (b) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities in any material respect;

     (c) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03;

     (d) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.10;

     (e) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act of 1939;

     (f) to provide for uncertificated or Unregistered Securities and to make all appropriate changes for such purpose;

     (g) to make any change that does not adversely affect the rights of any Holder;

     (h) as provided by or pursuant to a Board Resolution or indenture supplemental hereto establishing the terms of one or more series of Securities;

     (i) to add to the covenants of the Issuer such new covenants, restrictions, conditions or provisions as its Board of Directors shall consider to be for the protection of the Holders of Securities, and with respect to which the Trustee has received an Opinion of Counsel to a similar effect, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

     (j) to make any change so long as no Securities are Outstanding.

     The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.02.

     Section 7.02. Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article 6) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall without the consent of each Holder affected thereby:

          (i) change the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security;

          (ii) reduce the Principal thereof or the rate of interest thereon, or any premium payable with respect thereto;

          (iii) change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable;

          (iv) change the provisions for calculating the optional redemption price, including the definitions relating thereto;

          (v) make any change to Section 4.07 or 4.10 (except to include other provisions subject to Section 4.10);

          (vi) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with any provisions of this Indenture or any defaults and their consequences provided for in this Indenture;

          (vii) alter or impair the right to convert any Security at the rate and upon the terms provided in Article 13;

          (viii) waive a default in the payment of Principal of or interest on any Security of such Holder (except pursuant to a rescission of acceleration pursuant to Section 4.01);

          (ix) adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder;

          (x) modify any of the provisions of this Section 7.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

          (xi) change or waive any provision that, pursuant to a board resolution or indenture supplemental hereto establishing the terms of one or more series of Securities, is prohibited to be so changed or waived.

     Upon the written request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 6.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 7.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 7.04. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 7 complies with the applicable provisions of this Indenture.

     Section 7.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.


                                   Article 8
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 8.01. Issuer May Consolidate, etc., on Certain Terms. The Issuer covenants that it will not merge or consolidate with any other Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets to any Person (other than a consolidation with or merger with or into or a sale, conveyance, transfer, lease or other disposition to a Wholly-Owned Subsidiary with a positive net worth; provided that, in connection with any such merger of the Issuer with a Wholly-Owned Subsidiary, no consideration (other than common stock) in the surviving person or the Issuer shall be issued or distributed to the stockholders of the Issuer), unless (i) either (x) the Issuer shall be the continuing corporation, or the successor corporation or (y) the Person formed by such consolidation or into which the Issuer is merged or that acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation or limited liability company organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such Person, (ii) immediately after giving effect to such transaction, no default or Event of

Default shall have occurred and be continuing and (iii) the Issuer delivers to the Trustee an Officers' Certificate and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this Section 8.01 and that all conditions precedent provided for herein relating to such transaction have been complied with; provided, however, that the foregoing limitations shall not apply if, in the good faith determination of the Board of Directors, whose determination shall be evidenced by a board resolution certified to the Trustee, the principal purpose of such transaction is to change the state of incorporation of the Issuer; and provided further that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

     Section 8.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale, conveyance, transfer, lease or other disposition, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee, pursuant to the terms hereof, shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance transfer, lease or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Upon the assumption by the successor Person in the manner described in this Article, the Issuer shall be discharged from all obligations and covenants under this Indenture and the Securities.


                                   Article 9
                             DISCHARGE OF INDENTURE

     Section 9.01. Defeasance Within One Year of Payment. Except as otherwise provided in this Section 9.01, the Issuer may terminate its obligations and the obligations of the Cable Guarantors under the Securities of any series, the

Cable Guarantees with respect to Securities of such series and this Indenture with respect to Securities of such series if:

          (i) all Securities of such series previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 3.01 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Issuer, as provided in Section 9.05) have been delivered to the Trustee for cancellation and the Issuer has paid all sums payable by it hereunder; or

          (ii) (A) Bookmark not defined. the Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, Error! Bookmark not defined. the Issuer irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay Principal of and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, and Error! Bookmark not defined. the Issuer delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

     With respect to the foregoing clause (i), only the Issuer's obligations under Sections 5.06 and 9.05 in respect of the Securities of such series shall survive. With respect to the foregoing clause (ii), only the Issuer's obligations in Sections 2.03 through 2.11, 3.02, 5.06, 5.09 and 9.05 in respect of the Securities of such series shall survive until such Securities of such series are no longer outstanding. Thereafter, only the Issuer's obligations in Sections 5.06 and 9.05 in respect of the Securities of such series shall survive. After any such irrevocable deposit, the Trustee shall acknowledge in writing the discharge of the Issuer's obligations under the Securities of such series and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

     Section 9.02. Defeasance. Except as provided below, the Issuer will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any series and the provisions of this Indenture and the

Cable Guarantees will no longer be in effect with respect to the Securities of such series (and the Trustee, at the expense of the Issuer, shall execute instruments in form and substance satisfactory to the Issuer and the Trustee acknowledging the same); provided that the following conditions shall have been satisfied:

          (i) the Issuer has irrevocably deposited in trust with the Trustee as trust funds specifically pledged as security for, and dedicated solely to, Holders of the Securities of such series, for payment of the Principal of and interest on the Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of and accrued interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

          (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture, the Cable Guarantees or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

          (iii) no default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (iv) the Issuer shall have delivered to the Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Issuer's exercise of its option under this Section 9.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and based upon a change in law and (2) an Opinion of Counsel to the effect that the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC; and

          (v) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 9.02 of the Securities of such series have been complied with.

     The Issuer's obligations in Sections 2.03 through 2.11, 3.02, 5.06, 5.09 and 9.05 with respect to the Securities of such series shall survive until such Securities are no longer outstanding. Thereafter, only the Issuer's obligations in Sections 5.06 and 9.05 shall survive.

     Section 9.03. Covenant Defeasance. The Issuer may omit to comply with any term, provision or condition set forth in Sections 3.04, 3.08, 3.10 or 3.11 (or any other specific covenant relating to the Securities of any series provided for in a Board Resolution or supplemental indenture pursuant to Section 2.03 which may by its terms be defeased pursuant to this Section 9.03), and such omission shall be deemed not to be an Event of Default under clause (c) of
Section 4.01, respect to the outstanding Securities of such series if:

          (i) the Issuer has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the Principal of and interest, if any, on the Securities of such series, money or U.S. Government Obligations or a combination thereof in an amount sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all Federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of and interest on the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

          (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture, the Cable Guarantees or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

          (iii) no default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (iv) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that (A) the Holders of the Securities of such series have a valid security interest in the trust funds subject to no prior liens under the UCC and (B) such Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

          (v) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 9.03 of the Securities of such series have been complied with.

     Section 9.04. Application of Trust Money. Subject to Section 9.05, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 9.01, 9.02 or 9.03, as the case may be, in respect of the Securities of any series and shall apply the deposited money and the proceeds from deposited U.S. Government Obligations in accordance with the Securities of such series and this Indenture to the payment of Principal of and interest on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.01, 9.02 or 9.03, as the case may be, or the principal and interest received in respect thereof, other than any such tax, fee or other charge that by law is for the account of the Holders.

     Section 9.05. Repayment to Issuer. Subject to Sections 5.06, 9.01, 9.02 and 9.03, the Trustee and the Paying Agent shall promptly pay to the Issuer upon request set forth in an Officers' Certificate any money held by them at any time and not required to make payments hereunder and thereupon shall be relieved from all liability with respect to such money. Subject to applicable escheat or abandoned property laws, the Trustee and the Paying Agent shall pay to the Issuer upon written request any money held by them and required to make payments hereunder under this Indenture that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to make any payment shall cause to be published at the expense of the Issuer once in an Authorized Newspaper or mail to each Holder entitled to such money at such Holder's address (as set forth in the register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Issuer. After payment to the Issuer, Holders entitled to such money must look to the Issuer for payment as unsecured general creditors unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                   Article 10
                            MISCELLANEOUS PROVISIONS

     Section 10.01. Incorporators, Stockholders, Officers and Directors Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, the Cable Guarantees or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Issuer, any Cable Guarantor or of any successor Person thereof, either directly or through the Issuer or any Cable Guarantor or any successor Person thereof, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

     Section 10.02. Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     Section 10.03. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

     Section 10.04. Notices and Demands on Issuer, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Comcast Corporation at 1500 Market Street, Philadelphia, Pennsylvania 19102-2148, Attention: Treasurer. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last


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


address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 10.05. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise


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


of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer of officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Section 10.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 10.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

     Section 10.08. New York Law to Govern. This Indenture, including any Cable Guarantee, and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

     Section 10.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


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


     Section 10.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                   Article 11
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     Section 11.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

     Section 11.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     The notice of redemption to each such Holder shall specify the CUSIP numbers of such Securities to be redeemed, the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed, the method the Trustee shall use to determine such Securities to be redeemed as specified in the last paragraph of this Section 11.02, if applicable, and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.


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


     The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's written request, by the Trustee in the name and at the expense of the Issuer.

     By 10:00 a.m. (New York City time) on the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 3.03) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 70 days (unless a shorter period shall be satisfactory to the Trustee) prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

     In the case of the redemption of all of the Securities of a series outstanding, the Issuer shall notify the Trustee in writing of the redemption date 45 days (unless a shorter period shall be satisfactory to the Trustee) prior to the redemption date.

     If less than all the Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities of a series may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     Section 11.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 9.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities


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


except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.07 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

     Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented pursuant to Sections 2.04, 2.05 and 2.06.

     Section 11.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

     Section 11.05. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited)


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


theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

     If any sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request in writing) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the


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


Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 11.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such series eligible for selection for redemption. The Issuer or the Trustee, in the name and at the expense of the Issuer (if the Issuer shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in the manner provided in Section 11.02 (and with the effect provided in Section 11.03) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

     At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default if the Trustee has received written notice thereof at least three Business Days prior to any payment hereunder except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, if the Trustee has received written notice of such default or Event of Default at least three Business Days prior to any payment hereunder, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 4 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 4.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this section to the redemption of such Securities.

     Section 11.06. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Issuer shall deposit the amount due in connection with such redemption as required by Section 11.02 or it may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities and to make the deposit required of it by Section 11.02 on its behalf by paying to the Trustee or the Paying Agent in trust for the Securityholders, on or before 10:00 a.m. New York time on the redemption date, an amount no less than the redemption price, together with interest, if any, accrued to the redemption date of such Securities, in immediately available funds. Notwithstanding anytime to the contrary contained in this Article 11, the obligation of the Issuer to pay the redemption price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Issuer, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 13) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Securities, subject to payment of the above amount aforesaid. The Trustee or the Paying Agent shall hold and pay to the Securityholders whose Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Issuer for the redemption of Securities. Without the Trustee's and the Paying Agent's prior written consent, no arrangement between the Issuer and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Issuer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer and such purchasers, including the costs and expenses incurred by the Trustee and the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


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


                                   Article 12
                           SUBORDINATION OF SECURITIES

     Section 12.01. Agreement of Subordination. The Issuer covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 12; and each Securityholder, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of, premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     The provisions of this Article 12 define the subordination of the Securities, as obligations of the Company, with respect to Senior Indebtedness of the Company, as defined for the Company. All such provisions shall also be deemed to apply in the same way (mutatis mutandis) to each Cable Guarantor, with appropriate corresponding references to the Senior Indebtedness of such Cable Guarantor.

     No provision of this Article 12 shall prevent the occurrence of any default or Event of Default hereunder.

     Section 12.02. Payments to Securityholders. In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Issuer continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness of the Issuer, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer with respect to the principal of, or premium, if any, or interest on the Securities, except sinking fund payments made by the acquisition of Securities under Section 11.05 prior to the happening of such default and payments made pursuant to Article 9 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such default.

     Upon any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Issuer shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Securities (except payments made pursuant to Article 9 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Issuer, or distribution of assets of the Issuer of and kind or character, whether in cash, property or securities, to which the holders of the Securities or the Trustee would be entitled, except for the provisions of this Article 12, shall (except as aforesaid) be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness of the Issuer held by such holders, as calculated by the Issuer) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Issuer may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of the Issuer in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Issuer, before any payment or distribution is made to the holders of the Securities or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Securities before all Senior Indebtedness of the Issuer is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Issuer or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Issuer may have been issued, as their respective interests may appear, as calculated by the Issuer, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Issuer in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     For purposes of this Article 12, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 12 with respect to the Securities to the payment of all Senior Indebtedness of the Issuer which may at the time be outstanding; provided that (i) the Senior Indebtedness of the Issuer is assumed by


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


the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness of the Issuer (other than leases) and of leases which are assumed are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in
Article 8 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 8 hereof. Nothing in this Section 12.02 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 5.06.

     Section 12.03. Subrogation of Securities. Subject to the payment in full of all Senior Indebtedness of the Issuer, the rights of the holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness of the Issuer to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness of the Issuer until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Issuer of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this
Article 12 no payment over pursuant to the provisions of this Article 12, to or for the benefit of the holders of Senior Indebtedness of the Issuer by holders of the Securities or the Trustee, shall, as between the Issuer, its creditors other than holders of Senior Indebtedness of the Issuer, and the holders of the Securities, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness of the Issuer. It is understood that the provisions of this
Article 12 are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Issuer, on the other hand.

     Nothing contained in this Article 12 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of its Senior Indebtedness, and the holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Issuer other than the holders of its Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 12 of the holders of Senior Indebtedness of the Issuer in respect


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


of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Issuer referred to in this Article 12, the Trustee, subject to the provisions of Section 5.01, and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

     Section 12.04. Authorization by Securityholders. Each holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 12 appoints the Trustee his attorney-in-fact for any and all such purposes.

     Section 12.05. Notice to Trustee. The Issuer shall give promptly written notice to a Responsible Officer of the Trustee of any fact known to the Issuer which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12. Notwithstanding the provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Issuer or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.01, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 12.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.


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


     Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent any payment by the Issuer or the Trustee to the Securityholders of monies in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article 11 or Section 9.01 hereof prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date.

     The Trustee conclusively shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Issuer (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of the Issuer or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Issuer held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 12.06. Trustee's Relation to Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article 12 in respect of any Senior Indebtedness of the Issuer at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Issuer and nothing elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Issuer shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Issuer and the Trustee shall not be liable to any holder of Senior Indebtedness of the Issuer if it shall pay over or deliver to holders of Securities, the Issuer or any other Person money or assets to which any holder of Senior Indebtedness of the Issuer shall be entitled by virtue of this Article 12 or otherwise.

     Section 12.07. No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith,


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


by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charge with.

     Section 12.08. Rights of Trustee. Nothing in this Article 12 shall apply to claims of or payments to, the Trustee pursuant to Section 5.06 or 9.04.


                                   Article 13
                            CONVERSION OF SECURITIES

     SECTION 13.01. Applicability of Article. Securities of any series which are convertible into Capital Stock at the option of the Securityholder shall be convertible in accordance with their terms and (unless otherwise specified as contemplated by Section 2.03 for Securities of any series) in accordance with this Article. Each reference in this Article 13 to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Capital Stock. Each reference in this Article to "Capital Stock" into which Securities of any series are convertible refers to the class of Capital Stock into which the Securities of such series are convertible in accordance with their terms (as specified as contemplated by Section 2.03). If more than one series of Securities with conversion privileges are outstanding at any time, the provisions of this Article 13 shall be applied separately to each such series.

     SECTION 13.02. Right of Securityholders to Convert Securities. Subject to and upon compliance with the terms of the Securities and the provisions of
Section 11.06 and this Article 13, at the option of the holder thereof, any Security of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Securities of such series, or in case such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Issuer shall default in payment due upon the redemption thereof) the close of business on the Business Day prior to the date fixed for redemption except that in the case of redemption at the option of the Securityholder, if specified in the terms of such Securities, such right shall terminate upon receipt of written notice of the exercise of such option, be converted into duly authorized, validly issued, fully paid and nonassessable shares of the class of Class A Common Stock and Class A Special Common Stock, or combination thereof, as specified in such Security, at the conversion rate for each $1,000 principal amount of Securities (such initial conversion rate reflecting an initial conversion price specified in such Security) in effect on the conversion date, or, in case an adjustment in the conversion rate has taken place pursuant to the provisions of Section 13.05, then at the applicable conversion rate as so adjusted, upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Issuer at any time during


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


usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 3.02, accompanied by a written notice of election to convert as provided in Section 13.03 and, if so required by the Issuer and the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the registered holder or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Issuer or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it, or shall, if surrendered to the Trustee, be cancelled by it, as provided in Section 2.10.

     The initial conversion price or conversion rate in respect of a series of Securities shall be as specified in the Securities of such series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 13.05 or such other or different terms, if any, as may be specified by Section 2.03 for Securities of such series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

     SECTION 13.03. Issuance of Shares of Capital Stock on Conversion. As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Issuer shall deliver or cause to be delivered at its said office or agency to or upon the written order of the holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Capital Stock into which such Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article 13. Prior to delivery of such certificate or certificates, the Issuer shall require a written notice at its said office or agency from the holder of the Security or Securities so surrendered stating that the holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Issuer or the Trustee, the rights of the holder of such Security or Securities as a Securityholder shall cease at such time, the person or persons entitled to receive the shares of Capital Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Capital Stock at such time and such conversion shall be at the conversion rate in effect at such time. In the case of any Security of any series which is converted in part only, upon such conversion, the Issuer shall execute and the Trustee shall authenticate and deliver to the holder thereof, as requested by such holder, a new Security or Securities of such series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Security.


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


     If the last day on which a Security may be converted is not a Business Day in a place where a conversion agent is located, the Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

     The Issuer will not be required to deliver certificates for shares of Capital Stock upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for shares of Capital Stock shall be delivered as soon as the stock transfer books shall again be opened.

     SECTION 13.04. No Payment or Adjustment for Interest or Dividends. Unless otherwise specified as contemplated by Section 2.03 for Securities of such series, Securities surrendered for conversion during the period from the close of business on any regular record date (or special record date for payment of defaulted interest) next preceding any interest payment date to the opening of business on such interest payment date (except Securities called for redemption on a redemption date within such period) when surrendered for conversion must be accompanied by payment of an amount equal to the interest thereon which the registered holder is to receive on such interest payment date. Payment of interest shall be made, as of such interest payment date or such date, as the case may be, to the holder of record of the Securities as of such regular, or special record date, as applicable. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Issuer on any interest payment date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Security with original issue discount, the fixed number of shares of Capital Stock into which such Security is convertible delivered by the Issuer to the holder thereof shall be applied, first, to pay the accrued original issue discount attributable to the period from the date of issuance to the date of conversion of such Security, and, second, to pay the balance of the principal amount of such Security.

     SECTION 13.05. Adjustment of Conversion Rate. Unless otherwise specified as contemplated by Section 2.03 for Securities of such series, the conversion rate for Securities in effect at any time shall be subject to adjustment as follows:

     (a) In case the Issuer shall (i) declare a dividend or make a distribution on the class of Capital Stock into which Securities of such series are convertible in shares of its Capital Stock, (ii) subdivide the outstanding shares of the class of Capital Stock into which Securities of such series are convertible into a greater number of shares, (iii) combine the outstanding shares of the class of Capital Stock into which Securities of such series are convertible into a smaller number of shares, or (iv) issue by reclassification of the shares, of the class of Capital Stock


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


into which Securities of such series are convertible (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation) any shares, the conversion rate for the Securities of such series in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Security of such series surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Security been converted immediately prior to such time. Similar adjustments shall be made whenever any event listed above shall occur.

     (b) In case the Issuer shall fix a record date for the issuance of rights or warrants to all holders of the class of Capital Stock into which Securities of such series are convertible entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of such class of Capital Stock (or securities convertible into shares of such class of Capital Stock) at a price per share (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, having a conversion price per share, after adding thereto the exercise price, computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities, per share of such class of Capital Stock, so issuable) less than the current market price per share of such class of Capital Stock (as defined in subsection (e) below) on the date on which such issuance was declared or otherwise announced by the Issuer (the "Determination Date"), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of additional shares of such class of Capital Stock offered for subscription or purchase (or in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate number of additional shares of such class of Capital Stock into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of shares of such class of Capital Stock obtained by dividing the aggregate offering price of the total number of shares so offered (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate initial conversion price of the convertible securities so offered, after adding thereto the aggregate exercise price of such rights or warrants computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities) by such current market price.


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


Shares of such class of Capital Stock of the Issuer owned by or held for the account of the Issuer shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and to the extent that shares of such class of Capital Stock are not delivered (or securities convertible into shares of such class of Capital Stock are not delivered) after the expiration of such rights or warrants (or, in the case of rights or warrants to purchase securities convertible into such class of Capital Stock once exercised, the expiration of the conversion right of such securities) the conversion rate shall be readjusted to the conversion rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants (or securities convertible into shares) been made upon the basis of delivery of only the number of shares actually delivered. In the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

     (c) In case the Issuer shall fix a record date for the making of a distribution to all holders of the class of Capital Stock into which Securities of such series are convertible (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of its indebtedness or assets (excluding any cash dividends paid from retained earnings and dividends payable in Capital Stock for which adjustment is made pursuant to subsection (a) above or (d) below) or subscription rights or warrants (excluding subscription rights or warrants to purchase the class of Capital Stock into which Securities of such series are convertible), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities of such series shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the fair market value of the assets of the Issuer, after deducting therefrom all liabilities of the Issuer and all preferences (including accrued but unpaid dividends) in respect of classes of Capital Stock having a preference with respect to the assets of the Issuer over such class of Capital Stock (all as determined by the Board of Directors, whose determination shall be conclusive, and described in a certificate signed by any vice chairmen of the board, vice president or assistant vice president and treasurer of the Issuer, filed with the Trustee and each conversion agent) on such record date, and of which the denominator shall be such fair market value after deducting therefrom such liabilities and preferences, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Trustee and each conversion agent) of the assets or evidences of indebtedness, so distributed or of such subscription rights or warrants applicable, so distributed. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made,


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


the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

     (d) In case the Issuer shall, by dividend or otherwise, distribute to all holders of its Capital Stock cash (excluding (x) any quarterly cash dividend on the Capital Stock to the extent the aggregate cash dividend per share of Capital Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Capital Stock of the next preceding quarterly cash dividend on the Capital Stock to the extent such preceding quarterly dividend did not require any adjustment of the conversion rate pursuant to this Section 13.05(d) (as adjusted to reflect subdivisions or combinations of the Capital Stock), and (B) 3.75% of the current market price of the Capital Stock (determined as provided in Section 13.05(e)) on the date of declaration of such dividend and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Issuer, whether voluntary or involuntary), then, in such case, unless the Issuer elects to reserve such cash for distribution to the holders of the Securities upon the conversion of the Securities so that any such holder converting Securities will receive upon such conversion, in addition to the shares of Capital Stock to which such holder is entitled, the amount of cash which such holder would have received if such holder had, immediately prior to the record date for such distribution of cash, converted its Securities into Capital Stock, the conversion rate shall be adjusted so that the same shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the record date by a fraction of which the denominator shall be the current market price of the Capital Stock (determined as provided in Section 13.05(e)) on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Capital Stock and the numerator shall be such current market price of the Capital Stock (determined as provided in Section 13.05(e)), such adjusted to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Capital Stock is equal to or greater than the current market price of the Capital Stock (determined as provided in Section 13.05(e)) on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Securityholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security on the record date. If such dividend or distribution is not so paid or made, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such dividend or distribution had not been declared.

(e) For the purpose of any computation under subsections (b) and (d) above and
Section 13.06, the current market price per share of the Capital Stock on any date as of which such price is to be computed shall mean the average of the Closing Prices for the 30 consecutive Business Days commencing 45 Business Days before such date.


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


     (f) No adjustment in the conversion rate shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided, further, that adjustments shall be required and made in accordance with the provisions of this
Article 13 (other than this subsection (e)) not later than such time as may be required in order to preserve the tax-free nature of a distribution for United States income tax purposes to the holders of Securities or the class of Capital Stock into which such Securities are convertible. All calculations under this
Article 13 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. Anything in this Section 13.05 to the contrary notwithstanding, the Issuer shall be entitled to make such adjustments in the conversion rate, in addition to those required by this Section 13.05, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Issuer to its shareholders shall not be taxable for United States income tax purposes.

     (g) Whenever the conversion rate is adjusted, as herein provided, the Issuer shall promptly file with the Trustee and with the office or agency maintained by the Issuer for the conversion of Securities of such series pursuant to Section 3.02, a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors (who may be the regular accountants employed by the Issuer) setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Securityholder of such series desiring to inspect the same. The Issuer shall promptly cause a notice setting forth the adjusted conversion rate to be mailed to the holders of Securities of such series, as their names and addresses appear upon the register of the Issuer.

     (h) In the event that at any time, as a result of shares of any other class of Capital Stock becoming issuable in exchange or substitution for or in lieu of shares of the class of Capital Stock into which such Securities are convertible or as a result of an adjustment made pursuant to subsection (a) above, the holder of any Security of such series thereafter surrendered for conversion shall become entitled to receive any shares of the Issuer other than shares of the class of Capital Stock into which the Issuer of such series are convertible, thereafter the number of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the class of Capital Stock into which the

Securities of such series are convertible contained in subsections (a) to (f), inclusive, above, and the provisions of this Article 13 with respect to the class of Capital Stock into which the Securities of such series are convertible shall apply on like terms to any such other shares.

     (i) The conversion rate with respect to any Securities with original issue discount, the terms of which provide for convertibility, shall not be adjusted during the term of such Original Issue Discount Security for accrued original issue discount.

     (j) In the event that the Securities of any series are convertible into more than one class of Capital Stock, the provisions of this Section 13.05 shall apply separately to events affecting each such class.

     SECTION 13.06. No Fractional Shares to Be Issued. No fractional shares of Capital Stock shall be issued upon conversions of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Capital Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Issuer shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the current market price (as defined in Section 13.05) per share of Capital Stock on the Business Day next preceding the day of conversion.

     SECTION 13.07. Preservation of Conversion Rights Upon Consolidation, Merger, Sale or Conveyance. In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Issuer, the corporation formed by such consolidation or the corporation into which the Issuer shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee, a supplemental indenture, subject to the provisions of Articles 7 and 8 as they relate to supplemental indentures, providing that the holder of each Security then Outstanding of a series which was convertible into Capital Stock shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Capital Stock of the Issuer into which such Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect and shall provide for adjustments which shall be as nearly equivalent as may be


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


practicable to the adjustments provided for in this Article 13. Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by Securityholders upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect there to and, subject to the provisions of Article 5, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a holder of the Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors shall reasonably consider necessary. The above provisions of this
Section 13.07 shall similarly apply to successive consolidations, mergers, sales or transfers.

     SECTION 13.08. Notice to Security Holders of a Series Prior to Taking Certain Types of Action. With respect to the Securities of any series, in case:

     (a) the Issuer shall authorize the issuance to all holders of the class of Capital Stock into which Securities of such series are convertible of rights or warrants to subscribe for or purchase shares of its Capital Stock or of any other right;

     (b) the Issuer shall authorize the distribution to all holders of the class of Capital Stock into which Securities of such series are convertible of evidences of its indebtedness or assets (except for the exclusions with respect to certain dividends set forth in Section 13.05(c));

     (c) of any subdivision, combination or reclassification of the class of Capital Stock into which Securities of such series are convertible or of any consolidation or merger to which the Issuer is a party and for which approval by the shareholders of the Issuer is required, or of the sale or transfer of all or substantially all of the assets of the Issuer; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; then the Issuer shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Securities of such series pursuant to Section 3.02, and shall cause to be mailed to the holders of Securities of such series, at their last addresses as they shall appear upon the register of the Issuer, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of such class of Capital Stock to be entitled to receive any such rights, warrants or


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distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class of Capital Stock shall be entitled to exchange their Capital Stock of such class for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 13.08 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Issuer not later than the aforesaid filing date at least once in an Authorized Newspaper.

     SECTION 13.09. Covenant to Reserve Shares for Issuance on Conversion of Securities. The Issuer covenants that at all times it will reserve and keep available out of each class of its authorized Capital Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any series as herein provided, such number of shares of Capital Stock of such class as shall then be issuable upon the conversion of all Outstanding Securities of such series. The Issuer covenants that an shares of Capital Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of the class of authorized Capital Stock into which Securities of such series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Issuer will be duly credited.

     SECTION 13.10. Compliance with Governmental Requirements. The Issuer covenants that if any shares of Capital Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any national or regional securities exchange on which such Capital Stock is listed at the time of delivery of any shares of such Capital Stock, before such shares may be issued upon conversion, the Issuer will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

     SECTION 13.11. Payment of Taxes Upon Certificates for Shares Issued Upon Conversion. The issuance of certificates for shares of Capital Stock upon the conversion of Securities shall be made without charge to the converting Securityholders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be


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


directed by, the holders of the Securities converted; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Security converted, and the Issuer shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

     SECTION 13.12. Trustee's Duties with Respect to Conversion Provisions. The Trustee and any conversion agent shall not at any time be under any duty or responsibility to any Securityholder to determine whether any facts exist which may require any adjustment of the conversion rate or conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Capital Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Issuer to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Article 5, and any conversion agent shall not be responsible for any failure of the Issuer to comply with any of the covenants of the Issuer contained in this Article 13.


                                   Article 14
                                   GUARANTEES

     Section 14.01. The Cable Guarantees. Subject to the provisions of this Article, each Cable Guarantor hereby irrevocably, fully and unconditionally guarantees, jointly and severally, on an unsecured subordinated basis, the full and punctual payment (whether at maturity, upon redemption, or otherwise) of the Principal of and interest on, and all other amounts payable under, each Security, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture. Upon failure by the Issuer to pay punctually any such amount, each Cable Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Indenture. The obligations of each Cable Guarantor under its Cable Guarantee are junior and subordinated in right of payment to the Senior Indebtedness of such Cable Guarantor in the same


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


manner and to the same extent as the Securities are subordinated to the Senior Indebtedness of the Issuer.

     Section 14.02. Guarantee Unconditional. The obligations of each Cable Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by

     (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Issuer under the Indenture or any Security, by operation of law or otherwise;

     (b) any modification or amendment of or supplement to the Indenture or any Security;

     (c) any change in the corporate existence, structure or ownership of the Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or its assets or any resulting release or discharge of any obligation of the Issuer contained in the Indenture or any Security;

     (d) the existence of any claim, set-off or other rights which any Cable Guarantor may have at any time against the Issuer, the Trustee, any other Cable Guarantor or any other Person, whether in connection with the Indenture or an unrelated transactions, provided that nothing herein prevents the assertion of any such claim by separate suit or compulsory counterclaim;

     (e) any invalidity, irregularity or unenforceability relating to or against the Issuer for any reason of the Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by the Issuer of the principal of or interest on any Security or any other amount payable by the Issuer under the Indenture; or

     (f) any other act or omission to act or delay of any kind by the Issuer, the Trustee or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Cable Guarantor's obligations hereunder.

     Section 14.03. Discharge; Reinstatement. Each Cable Guarantor's obligations hereunder will remain in full force and effect until the Principal of and interest on the Securities of each series and all other amounts payable by the Issuer under the Indenture have been paid in full. If at any time any payment of the Principal of or interest on any Security or any other amount payable by the Issuer under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, each


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


Cable Guarantor's obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

     Section 14.04. Waiver by the Cable Guarantors. Each Cable Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person.

     Section 14.05. Subrogation and Contribution. Upon making any payment with respect to any obligation of the Issuer under this Article, the Cable Guarantor making such payment will be subrogated to the rights of the payee against the Issuer with respect to such obligation, provided that the Cable Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Cable Guarantor, with respect to such payment so long as any amount payable by the Issuer hereunder or under the Securities remains unpaid.

     Section 14.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Issuer under the Indenture or the Securities is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture are nonetheless payable by the Cable Guarantors hereunder forthwith on demand by the Trustee or the Holders.

     Section 14.07. Limitation on Amount of Cable Guarantee. Notwithstanding anything to the contrary in this Article, each Cable Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Cable Guarantee of such Cable Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of other U.S. and non-U.S. law. To effectuate that intention, the Trustee, the Holders and the Cable Guarantors hereby irrevocably agree that the obligations of each Cable Guarantor under its Cable Guarantee are limited to the maximum amount that would not render the Cable Guarantor's obligations subject to avoidance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of other U.S. and non-U.S. law.

     Section 14.08. Execution and Delivery of Cable Guarantee. The execution by each Cable Guarantor of the Indenture evidences the Cable Guarantee of such Cable Guarantor, whether or not the person signing as an officer of the Cable Guarantor still holds that office at the time of authentication of any Security. The delivery of any Security by the Trustee after authentication constitutes due delivery of the Cable Guarantee set forth in the Indenture on behalf of each Cable Guarantor.


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


     Section 14.09. Release of Cable Guarantee. This Cable Guarantee of a Cable Guarantor will terminate upon

     (a) A sale or other disposition (including by way of consolidation or merger) of the Cable Guarantor or the sale or disposition of all or substantially all the assets of the Cable Guarantor (in each case other than to the Issuer or a Cable Guarantor or a Person who, prior to such sale or other disposition, is an affiliate of the Issuer or a Cable Guarantor); or

     (b) Defeasance or discharge of the Securities, as provided in Article 9.

     Upon delivery by the Issuer to the Trustee of an Officers' Certificate and an Opinion of Counsel to the foregoing effect, the Trustee will execute any documents reasonably required in order to evidence the release of the Cable Guarantor from its obligations under its Cable Guarantee.

















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


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the first date written above.


                                            COMCAST CORPORATION, as Issuer

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------




















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


                                            THE BANK OF NEW YORK, as Trustee

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------

                                            COMCAST CABLE COMMUNICATIONS, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------

                                            COMCAST CABLE
                                            COMMUNICATIONS, HOLDINGS, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------

                                            COMCAST CABLE HOLDINGS, LLC

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------

                                            COMCAST MO GROUP, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[CORPORATE SEAL]

Attest:

By:
    --------------------------------





















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